UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026 (March 12, 2026)

Cyber Enviro-Tech, Inc.

Exact name of Registrant as Specified in its Charter

Wyoming	333-267560	86-3601702
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

6991 E. Camelback Road, Suite D-300

Scottsdale, Arizona 85251

Address of Principal Executive Offices, Including Zip Code

307-200-2803

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CETI	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 – Other Events

Cyber Enviro-Tech, Inc. (the “Company”) previously filed a Regulation A Offering Statement on Form 1-A (File No. 024-12698), which was qualified by the Securities and Exchange Commission on January 9, 2026.

The Company has determined to terminate the Regulation A offering and filed a Form 1-Z Exit Report on March 12, 2026 with the Securities and Exchange Commission to formally close the offering.

In connection with the offering, the Company sold an aggregate of 29,047,900 shares of its common stock to a single investor for total gross proceeds of $137,191.60.

The proceeds from the offering were used for working capital and general corporate purposes.

The Company’s common stock continues to trade on the OTCQB Venture Market under the symbol “CETI.” The Company will continue to file periodic reports pursuant to the Securities Exchange Act of 1934.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER ENVIRO-TECH, INC.

	By:	/s/ Kim D. Southworth
Date: March 13, 2026	Name:	Kim D. Southworth, Chief Executive Officer